UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2023

CAVA Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41721	47-3426661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14 Ridge Square NW, Suite 500
Washington, D.C. 20016
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 400-2920
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
common stock, par value $0.0001 per share	CAVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02Unregistered Sales of Equity Securities.
Conversion of the Company’s Preferred Stock into Common Stock
On June 20, 2023, CAVA Group, Inc. (the “Company”) issued 95,203,554 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company upon conversion on a one-for-one basis (the “Conversion”) of all outstanding shares of its Series A Preferred Stock, par value $0.0001 per share, Series B Preferred Stock, par value $0.0001 per share, Series C Preferred Stock, par value $0.0001 per share, Series D Preferred Stock, par value $0.0001 per share, Series E Preferred Stock, par value $0.0001 per share, and Series F Preferred Stock, par value $0.0001 per share (collectively, the “Preferred Stock”), pursuant to the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended, and in connection with the Company’s initial public offering (the “Offering”). Conversion of the Preferred Stock into shares of Common Stock occurred automatically immediately prior to effectiveness of the Company’s Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). The issuance of the Common Stock upon the Conversion has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 3(a)(9) thereof.
Item 3.03Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.
Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2023 Equity Incentive Plan
Effective upon pricing of the Offering, described in the prospectus (as amended, the “Prospectus”), dated June 14, 2023, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act, which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-272068) (as amended, the “Registration Statement”), the Company’s Board of Directors (the “Board”) and its stockholders adopted and approved the CAVA Group, Inc. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”), filed as Exhibit 4.6 to the Company’s Form S-8 filed on June 15, 2023. The 2023 Equity Incentive Plan provides for granting of non-qualified stock options, incentive stock options, restricted stock, restricted stock units, and other equity-based awards tied to the value of the Company’s shares. For further information regarding the 2023 Equity Incentive Plan, see “Executive Compensation―Compensation Arrangements to be Adopted in Connection with this Offering―2023 Equity Incentive Plan” in the Prospectus.
A copy of the 2023 Equity Incentive Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.
2023 Employee Stock Purchase Plan
Effective upon pricing of the Offering, the Board and the Company’s stockholders adopted and approved the CAVA Group, Inc. 2023 Employee Stock Purchase Plan (the “ESPP”), filed as Exhibit 4.10 to the Company’s Form S-8 filed on June 15, 2023. The ESPP provides eligible employees of the Company with an opportunity to purchase the Common Stock at a discount. For further information regarding the ESPP, see “Executive Compensation―Compensation Arrangements to be Adopted in Connection with this Offering―Employee Stock Purchase Plan” in the Prospectus.
A copy of the ESPP is filed herewith as Exhibit 10.2 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.
2023 Executive Severance Plan
Effective upon closing of the Offering, the Board and the Company’s stockholders adopted and approved the CAVA Group, Inc. 2023 Executive Severance Plan (the “Executive Severance Plan”), substantially in the form previously filed as Exhibit 10.13 to the Registration Statement. The Executive Severance Plan provides eligible executives and key employees severance pay and benefits under certain circumstances. For further information regarding the Executive Severance Plan, see “Executive Compensation―Compensation Arrangements to be Adopted in Connection with this Offering―Executive Severance Plan” in the Prospectus.
A copy of the Executive Severance Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.
Brett Schulman Employment Agreement
Effective upon closing of the Offering, the Company has entered into an amended and restated employment agreement with Mr. Schulman (the “Schulman Employment Agreement”), substantially in the form previously filed as Exhibit 10.14 to the Registration Statement. The Schulman Employment Agreement provides that Mr. Schulman will serve as the Company’s Chief Executive Officer. For further information regarding the Schulman Employment Agreement, see “Executive Compensation―Narrative Disclosure To Summary Compensation Table―Employment Agreements―Schulman Employment Agreement” in the Prospectus.
A copy of the Schulman Employment Agreement is filed herewith as Exhibit 10.4 and incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.
Grant of Equity Awards
In connection with, and following pricing of, the Offering, pursuant to the 2023 Equity Incentive Plan, the Company made grants of time-based restricted stock units (“RSUs”) on June 15, 2023, and time-based stock options (“Options”) on June 14, 2023, to its employees, based on the initial public offering price of $22.00 per share of the Common Stock, including grants to its named executive officers as follows: (i) Brett Schulman, the Company’s Chief Executive Officer and President, received 332,386 RSUs and 647,123 Options, with an aggregate grant date fair value of $14,625,000; (ii) Tricia Tolivar, the Company’s Chief Financial Officer, received 46,022 RSUs and 90,482 Options, with a grant date fair value of $2,025,000; and (iii) Jennifer Somers, the Company’s Chief Operations Officer, received 25,568 RSUs and 50,268 Options, with a grant date fair value of $1,125,000.
Departure of Directors
On June 14, 2023, effective immediately following the pricing of the Offering, Charles J. Chapman, III and David Strasser each resigned from their positions as director of the Company. The decision by each of Charles J. Chapman, III and David Strasser was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.
Election of Director
On June 14, 2023, effective immediately following the pricing of the Offering, Lauri Shanahan was elected to serve as a new member of the Company’s Board, as the chair of the People, Culture and Compensation Committee, and as a member of the Nominating, Governance and Sustainability Committee. The Board has determined that Lauri Shanahan meets the applicable independence standards set forth in Section 303A of the New York Stock Exchange Listed Company Manual. The Certificate of Incorporation provides for a classified board of directors. Ms. Shanahan is a Class I director and shall initially serve for a term expiring at the first annual meeting of stockholders following the Offering. Commencing with the first annual meeting following the Offering, directors in the class whose term expires at the annual meeting shall be elected for a three year term.
There are no arrangements or understandings between Ms. Shanahan and any other person pursuant to which she was appointed as a director of the Company.
Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 20, 2023, the Certificate of Incorporation, in the form previously filed as Exhibit 3.5 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.7 to the Registration Statement, became effective. The Certificate of Incorporation, among other things, provides that the Company’s authorized capital stock consists of 2,500,000,000 shares of Common Stock and

250,000,000 shares of preferred stock, par value $0.0001 per share. A description of the Company’s capital stock, after giving effect to the adoption of the Certificate of Incorporation and Bylaws, has previously been reported by the Company in the Registration Statement. The Certificate of Incorporation and Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 8.01Other Events.
Completion of the Initial Public Offering
On June 20, 2023, the Company completed the Offering of 16,611,110 shares of common stock (including 2,166,666 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares) at an initial public offering price of $22.00 per share.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Seventh Amended and Restated Certificate of Incorporation of CAVA Group, Inc.
3.2	Amended and Restated Bylaws of CAVA Group, Inc.
10.1	CAVA Group, Inc. 2023 Equity Incentive Plan (incorporated by reference to Exhibit 4.6 filed with the Registrant’s Registration Statement on Form S-8 filed with the Commission on June 15, 2023).
10.2
CAVA Group, Inc. 2023 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.10 filed with the Registrant’s Registration Statement on Form S-8 filed with the Commission on June 15, 2023).

10.3	CAVA Group, Inc. 2023 Executive Severance Plan.
10.4	Employment Agreement between CAVA Group, Inc. and Brett Schulman, effective as of June 20, 2023.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 20, 2023	CAVA Group, Inc.

	By:	/s/ Brett Schulman
	Name:	Brett Schulman
	Title:	Chief Executive Officer